Goodwill and Other Intangible Assets	12 Months Ended
Dec. 31, 2015
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill and Other Intangible Assets

NOTE 6 – Goodwill and Other Intangible Assets

MMT Technologies, Inc.

Effective August 26, 2013, GlyEco Acquisition Corp. #3, an Arizona subsidiary and wholly owned corporation of the Company (“Acquisition Sub #3”) entered into an Interim Management Agreement with MMT Technologies, Inc., a Florida corporation (“MMT Technologies”), and Otho N. Fletcher, Jr., principal of MMT Technologies (the “MMT Principal”), pursuant to which Acquisition Sub #3 assumed control of the operations of MMT Technologies’ antifreeze recycling business in anticipation of the closing of the transaction contemplated by that certain Asset Purchase Agreement originally entered into on May 24, 2012, by and between the Company, Acquisition Sub #3, MMT Technologies, and the MMT Principal (the “MMT Agreement”).

Pursuant to the Interim Management Agreement, the Company (through Acquisition Sub #3) purchased two vehicles and assumed control of MMT Technologies’ business and all of the assets to be assigned to Acquisition Sub #3 pursuant to the MMT Agreement in exchange for $50,000 in cash, which will be deducted from the aggregate purchase price outlined in the MMT Agreement.

On March 21, 2014, the Company completed the MMT Acquisition, by acquiring all business and all assets in exchange for 204,750 shares of restricted common stock, par value $0.0001, of the Company valued at a current fair market value of $1.03 per share determined by using the average closing price from the preceding five days up to the transaction closing date.

We account for an acquisition of a business, as defined in ASC Topic 805, as required by an analysis of the inputs, processes and outputs associated with the transactions. Intangible assets that we acquire are recognized separately if they arise from contractual or other legal rights or if they are separable and are recorded at fair value less accumulated amortization. We analyze intangible assets for impairment whenever events or changes in circumstances indicate that the carrying amounts may not be recoverable. We review the amortization method and period at least at each balance sheet date. The effects of any revision are recorded to operations when the change arises. We recognize impairment when the estimated undiscounted cash flow generated by those assets is less than the carrying amounts of such assets. The amount of impairment is the excess of the carrying amount over the fair value of such assets. See below for discussion of impairment recorded by the Company during 2015.

Goodwill is recorded as the excess of (i) the consideration transferred, the amount of any non-controlling interest in the acquiree and the acquisition date fair value of any previous equity interest in the acquired over the (ii) fair value of the net identifiable assets acquired. We do not amortize goodwill; however, we annually, or whenever there is an indication that goodwill may be impaired, evaluate qualitative factors to determine whether it is more likely than not that the fair value of the reporting unit is less than its carrying amount as a basis for determining whether it is necessary to perform the two-step quantitative goodwill impairment test. The Company measures the carrying amount of the asset against the estimated undiscounted future cash flows associated with it. Should the sum of the expected future net cash flows be less than the carrying value of the asset being evaluated, an impairment loss would be recognized. The impairment loss would be calculated as the amount by which the carrying value of the assets exceeds fair value. Any future increases in fair value would not result in an adjustment to the impairment loss that may be recorded in our consolidated financial statements. Our test of goodwill impairment includes assessing qualitative factors and the use of judgment in evaluating economic conditions, industry and market conditions, cost factors, and entity-specific events, as well as overall financial performance. Based on our analysis, no impairment loss was recorded in 2015 and 2014 as the carrying amount of the reporting unit’s assets did not exceed the estimated fair value determined.

The components of goodwill and other intangible assets are as follows:

		Gross Balance at		Gross Balance at		Net Balance at
	Estimated	December 31,	Current Year	December 31,	Accumulated	December 31,
	Useful Life	2014	Impairments	2015	Amortization	2015
Finite live intangible assets:
Customer list and tradename	5 years	24,500	-	24,500	12,667	11,833

Non-compete agreements	5 years	332,000	-	332,000	174,300	157,700

Intellectual property	25 years	3,500,000	3,500,000	-	-	-

Total intangible assets		$3,856,500	$3,500,000	$356,500	$186,967	$169,533

Goodwill	Indefinite	$835,295	$-	$835,295	$-	$835,295

We compute amortization using the straight-line method over the estimated useful lives of the intangible assets. The Company has no indefinite-lived intangible assets other than goodwill.

During December 2015, the Company ceased operations at its New Jersey facility (see Note 1). In connection with the cessation of operations at the New Jersey facility the Company recorded an impairment to intangible assets of approximately $3.1 million (net of accumulated amortization).

Aggregate amortization expense included in general and administrative expenses for the years ended December 31, 2015 and 2014, totaled $206,936 and $211,829, respectively. The following table represents the total estimated amortization of intangible assets for future years:

For the Year Ending December 31,	Estimated Amortization Expense

2016	$71,829
2017	71,829
2018	25,875
$169,533